UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 22, 2020
ORIGIN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Louisiana	001-38487	72-1192928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 South Service Road East
Ruston, Louisiana 71270
(318) 255-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $5.00 per share	OBNK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders
On April 22, 2020, Origin Bancorp, Inc. (the "Company") held its annual meeting of stockholders (the "Annual Meeting") in a virtual meeting format. Of the 23,510,945 shares of common stock eligible to vote at the Annual Meeting, 19,627,114 shares were represented in person or by proxy, representing approximately 83.48% of the outstanding shares as of the record date for the Annual Meeting. The final voting results of voting on each of the proposals submitted to stockholders at the Annual Meeting are as follows:
Proposal 1 - Elect four directors to serve until the annual meeting of stockholders for the year in which his or her term expires and until their successors are elected and qualified.

Election of directors:	For	Against	Abstain	Broker Non-Vote
01 James D. Agostino, Jr.	15,781,796	231,422	71,988	3,541,908
02 Michael Jones	15,564,076	446,553	74,577	3,541,908
03 Farrell Malone	15,781,791	231,422	71,993	3,541,908
04 F. Ronnie Myrick	15,955,601	126,106	3,499	3,541,908
Proposal 2 - Advisory vote to approve the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Vote
15,771,508	214,239	99,459	3,541,908
Proposal 3 - Advisory vote to indicate the preferred frequency of a stockholder advisory vote on the compensation of our named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
15,955,364	22,069	104,698	3,075	3,541,908
Proposal 4 - Ratification of the appointment of BKD, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020:

For	Against	Abstain	Broker Non-Vote
19,625,972	630	512	—
Proposal 5 - Approve an amendment to our Restated Articles of Incorporation to provide for the annual election of directors.

For	Against	Abstain	Broker Non-Vote
16,081,434	584	3,188	3,541,908
Proposal 6 - Approve an amendment to our Restated Articles of Incorporation to allow directors to be removed with or without cause.

For	Against	Abstain	Broker Non-Vote
15,964,972	116,549	3,685	3,541,908
Proposal 7 - Approve an amendment to our Restated Articles of Incorporation to eliminate supermajority voting requirements and replace them with majority voting standards.

For	Against	Abstain	Broker Non-Vote
16,041,945	23,293	19,968	3,541,908

Proposal 8 - Approve an amendment to our Restated Articles of Incorporation to remove provisions requiring our Bylaws to be amended by not less than two-thirds of directors then holding office, subject to a two-thirds vote of the stockholders to change or repeal our Bylaws.

For	Against	Abstain	Broker Non-Vote
16,063,235	1,998	19,973	3,541,908
Proposal 9 - Approve the amendment and restatement of our Charter to provide for immaterial modifications.

For	Against	Abstain	Broker Non-Vote
16,053,596	4,666	26,944	3,541,908

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits.
3.1	Amended and restated Articles of Incorporation of Origin Bancorp, Inc.
3.2	Amended and restated Bylaws of Origin Bancorp, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	April 28, 2020	ORIGIN BANCORP, INC.

By: /s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer